   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 18, 1997
                                                 REGISTRATION NO. 333-__________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                   ----------
                           PROBUSINESS SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                   ----------

              DELAWARE                                   7374                                     94-2976066
  (STATE OR OTHER JURISDICTION OF           (PRIMARY STANDARD INDUSTRIAL                      (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)            CLASSIFICATION CODE NUMBER)                    IDENTIFICATION NUMBER)

                              5934 GIBRALTAR DRIVE
                              PLEASANTON, CA 94588
                                 (510) 734-9990
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                   ----------
                                THOMAS H. SINTON
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              5934 GIBRALTAR DRIVE
                              PLEASANTON, CA 94588
                                 (510) 734-9990
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                                   ----------
                                   Copies to:
           ALAN K. AUSTIN                             KENNETH L. GUERNSEY
         ELIZABETH R. FLINT                              KARYN R. SMITH
         ELIZABETH M. KURR                              RICHARD S. JASEN
          THOMAS I. SAVAGE                             COOLEY GODWARD LLP
          JOHN L. WHITTLE                              ONE MARITIME PLAZA
  WILSON SONSINI GOODRICH & ROSATI                         20TH FLOOR
      PROFESSIONAL CORPORATION                      SAN FRANCISCO, CA 94111
         650 PAGE MILL ROAD                              (415) 693-2000
  PALO ALTO, CALIFORNIA 94304-1050
           (650) 493-9300
                                   ----------
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
 As soon as practicable after the effective date of this Registration Statement.
                                   ----------
         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering. |X| 333-23189
                                   ----------
                         CALCULATION OF REGISTRATION FEE
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
================================================================================================================
                                                     PROPOSED            PROPOSED
                                                      MAXIMUM             MAXIMUM
   TITLE OF EACH CLASS           AMOUNT              OFFERING            AGGREGATE             AMOUNT OF
     OF SECURITIES TO             TO BE                PRICE             OFFERING             REGISTRATION
      BE REGISTERED            REGISTERED            PER SHARE             PRICE                  FEE
----------------------------------------------------------------------------------------------------------------
Common Stock, par value
  $.001 per share..........    115,000 shares          $11.00           $1,265,000               $384
================================================================================================================
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         THIS REGISTRATION STATEMENT SHALL HEREAFTER BECOME EFFECTIVE IN
    ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED,
     ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A),
                                 MAY DETERMINE.
================================================================================

                                EXPLANATORY NOTE

               This registration statement is being filed pursuant to Rule 462(b) and General Instruction V of Form S-1. Incorporated by reference herein is, in its entirety, the Registration Statement on Form S-1 (File No. 333-23189) of ProBusiness Services, Inc., which was declared effective by the Securities and Exchange Commission on September 18, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California, on this 18 day of September, 1997.

                                PROBUSINESS SERVICES, INC.


                                By:  /s/ Thomas H. Sinton
                                   ------------------------------------------
                                      Thomas H. Sinton
                                      President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


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
                SIGNATURE                                TITLE                              DATE
                ---------                                -----                              ----
           /s/ Thomas H. Sinton              President, Chief Executive              September 18, 1997
------------------------------------         Officer and Director (Principal
            Thomas H. Sinton                 Executive Officer)


                   *                         Senior Vice President, Finance,         September 18, 1997
------------------------------------         Chief Financial Officer and
              Steven E. Klei                 Secretary (Principal Financial
                                             and Accounting Officer)

                   *                         Director                                September 18, 1997
------------------------------------
           William T. Clifford

                   *                         Director                                September 18, 1997
------------------------------------
            David C. Hodgson

                   *                         Director                                September 18, 1997
------------------------------------
           Ronald W. Readmond

                   *                         Director                                September 18, 1997
------------------------------------
            Thomas P. Roddy

*By:   /s/ Thomas H. Sinton
------------------------------------
          Thomas H. Sinton
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

                                  EXHIBIT INDEX


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
                                                                                                   SEQUENTIALLY
  EXHIBIT                                                                                            NUMBERED
  NUMBER             DESCRIPTION OF DOCUMENT                                                           PAGE
---------    -------------------------------------------------------------------------------    ------------------
5.1          Opinion of Wilson Sonsini Goodrich & Rosati, P.C...............................
23.1         Consent of Ernst & Young LLP, Independent Auditors.............................
23.2         Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1)....
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